DIVESTITURES	12 Months Ended
Dec. 31, 2025
Disclosure of analysis of single amount of discontinued operations [abstract]
DIVESTITURES [Text Block]

15. DIVESTITURES

On December 17, 2025, the Company announced that it had entered into a definitive agreement to sell its subsidiary that owns 100% of the Del Toro Silver Mine ("Del Toro") to Sierra Madre for total consideration in cash and shares of up to $60 million, comprised of upfront consideration of $20 million in cash and $10 million in common shares of Sierra Madre ("Sierra Madre Shares") at a deemed price of CAD$1.30 per share, payable upon closing, and an additional $30 million in delayed and contingent consideration in cash or, at Sierra Madre's option, Sierra Madre Shares. Closing of the transaction is conditional upon Sierra Madre completing a concurrent private placement financing of at least CAD$40 million in gross proceeds and other customary conditions, including approval of the TSXV, Mexican Antitrust approval and approval by the disinterested shareholders of Sierra Madre.

The Company has concluded that as of December 31, 2025, the sale does not meet the IFRS 5 criteria for classification as held for sale, given the uncertainty around satisfying all closing conditions within one year. However, the announcement of the definitive agreement along with the implied price within the contract represents an indicator of impairment reversal under IAS 36. Del Toro is considered a separate CGU within the Company's non-producing properties segment. Therefore, the carrying amount of Del Toro was remeasured to its recoverable amount, being its FVLCD, based on the fair value of the expected proceeds from the sale. This includes the upfront consideration of $20 million in cash, $10 million in common shares of Sierra Madre and $10 million receivable within 18 months of closing in cash or, at Sierra Madre's option, Sierra Madre Shares. The Company has excluded the $20 million in delayed and contingent consideration from the calculation of the recoverable amount. During the year ended December 31, 2025, the Company recorded a $20.3 million reversal of impairment related to the Del Toro assets, based on the recoverable amount implied by the definitive agreement. The impairment reversal amount does not increase the carrying amount above what it would have been had no impairment been recognized in prior periods.

Out of the impairment reversal of $20.3 million related to Del Toro, $10.6 million was allocated to depletable mining interest, $6.3 million was allocated to non-depletable mining interest with the remaining $3.4 million allocated to property, plant and equipment, resulting in an total impairment reversal of $20.3 million, net of tax. The recoverable amount of Del Toro, being its FVLCD was $40.0 million, based on the expected proceeds from the sale.